Exhibit 10.15.4
EXECUTION VERSION

THIS    EIGHTH    AMENDMENT    TO    CREDIT    AGREEMENT    (this
“Amendment”), dated as of December 29, 2022 (the “Amendment Date”), is entered into by and between BCRED MAROON PEAK FUNDING LLC, as borrower (the “Borrower”), MORGAN STANLEY SENIOR FUNDING INC., as administrative agent (in such capacity, the “Administrative Agent”) and CANADIAN IMPERIAL BANK OF COMMERCE and MORGAN STANLEY BANK, N.A., as lenders (each a “Lender” and together, the “Lenders”).

WHEREAS, the Borrower, the Lenders, Blackstone Private Credit Fund, as equityholder, the Administrative Agent and U.S. Bank Trust Company, National Association, as collateral agent (in such capacity, the “Collateral Agent”) have previously entered into that certain Credit Agreement, dated as of January 28, 2021 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Credit Agreement”);

WHEREAS, the Borrower and the Administrative Agent desire to amend certain provisions of the Credit Agreement as set forth herein, in accordance with Section 10.02 thereof and subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

SECTION 2.1. As of the Amendment Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.

ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Date, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower

Exhibit 10.15.4
contained in the Collateral Documents are true and correct in all material respects on and as of such day (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

ARTICLE IV

Conditions Precedent

SECTION 4.1. The effectiveness of this Amendment is subject to satisfaction of the following conditions:

(a)its execution and delivery by each party hereto; and

(b)the payment by the Borrower in immediately available funds of all fees (including reasonable and documented fees, disbursements and other charges of outside counsel to the Administrative Agent) to be received on the Amendment Date.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

Exhibit 10.15.4

contained in the Collateral Documents are true and correct in all material respects on and as of such day.

ARTICLE IV

Conditions Precedent

SECTION 4.1. The effectiveness of this Amendment is subject to satisfaction of the following conditions:

(a)its execution and delivery by each party hereto; and

(b)the payment by the Borrower in immediately available funds of all fees (including reasonable and documented fees, disbursements and other charges of outside counsel to the Administrative Agent) to be received on the Amendment Date.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

Exhibit 10.15.4
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

BCRED MAROON PEAK FUNDING LLC
By: Blackstone Private Credit Fund, as its sole member

By:	/s/ Marisa Beeney
Name: Marisa Beeney
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement] BCRED Maroon Peak Funding LLC

Exhibit 10.15.4

Exhibit 10.15.4

LENDER:

MORGAN STANLEY BANK, N.A.

By:	/s/ Rachel Russeii
Name: Rachel Russeii
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement] BCRED Maroon Peak Funding LLC

Exhibit 10.15.4

LENDER:

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Kathryn Lagroix
Name: Kathryn Lagroix
Title: Managing Director

[Signature Page to Eighth Amendment to Credit Agreement] BCRED Maroon Peak Funding LLC

Exhibit 10.15.4

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING INC.

By:	/s/ Prabu Soundararai
Name: Prabu Soundararai
Title: Authorized Signatory

[Signature Page to Eighth Amendment to Credit Agreement]
BCRED Maroon Peak Funding LLC

Exhibit 10.15.4
Appendix A

Appendix A

Exhibit 10.15.4
EXECUTION VERSION
Conformed through ~~Seventh~~Eighth Amendment to Credit Agreement dated December
    ~~1629, 2022~~
~~EXECUTION VERSION~~

CREDIT AGREEMENT

Dated as of January 28, 2021 among
BCRED MAROON PEAK FUNDING LLC MORGAN STANLEY BANK, N.A.,
MORGAN STANLEY SENIOR FUNDING, INC.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

THE DESIGNATED SUBSIDIARIES FROM TIME TO TIME PARTY HERETO

and

BLACKSTONE PRIVATE CREDIT FUND

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Exhibit 10.15.4
TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS; GENERAL TERMS
Section 1.01. Defined Terms.     2
Section 1.02. UCC Definitions.     27 Section 1.03. Terms Generally.     27 Section 1.04. Accounting Terms; GAAP.     27 Section 1.05. Reserved.     27
Section 1.06. Reporting.     27

ARTICLE II THE CREDITS
Section 2.01. Commitment.    30
Section 2.02. Advances and Borrowings.     31 Section 2.03. Requests for Borrowings; Authorization of Purchases and Equity
Contributions.         31 Section 2.04. Funding of Borrowings.         33 Section 2.05. Termination of Commitment.         33 Section 2.06. Repayment of Obligations; Evidence of Debt.         33 Section 2.07. Prepayment of Advances.         34 Section 2.08. Interest; Unused Fee.         34 Section 2.09. Variation Margin; Equity Contributions.         35 Section 2.10. Payments.    ~~37~~38
Section 2.11. Increased Costs; Capital Adequacy.         38 Section 2.12. Taxes; AML Compliance.     ~~39~~40 Section 2.13. Increase in the Maximum Facility Amount.         42 Section 2.14. Ratable Payments.         43

ARTICLE III WARRANTY BREACH ASSETS
Section 3.01. Repurchase or Substitution of Warranty Breach Assets.     ~~43~~44

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ARTICLE IV REPRESENTATIONS AND WARRANTIES
Section 4.01.    Representations and Warranties of the Borrower.     44
Section 4.02.    Representations and Warranties of the Equityholder.     ~~48~~49

ARTICLE V CONDITIONS
Section 5.01.    Effective Date.     51
Section 5.02.    Each Borrowing.     ~~52~~53

ARTICLE VI AFFIRMATIVE COVENANTS
Section 6.01.    Affirmative Covenants of the Borrower.     ~~53~~54
Section 6.02.    Affirmative Covenants of the Equityholder.     ~~56~~57

ARTICLE VII NEGATIVE COVENANTS
Section 7.01. Indebtedness.     ~~57~~58
Section 7.02. Liens.         58 Section 7.03. Fundamental Changes.         58 Section 7.04. Purchase and Sale of Warehouse Assets.         58 Section 7.05. Separate Existence.         59 Section 7.06. Other Business.         60 Section 7.07. Restricted Junior Payments.         60 Section 7.08. Sale Agreement.         60 Section 7.09. ERISA Matters.         60 Section 7.10. Requirements for Material Action.     ~~60~~61 Section 7.11. No Transfer of Interests.         61

ARTICLE VIII EVENTS OF DEFAULT
Section 8.01. Events of Default.     61
Section 8.02. Remedies.     63

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ARTICLE IX

THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

Section 9.01. The Administrative Agent     ~~64~~65 Section 9.02. The Collateral Agent     ~~66~~67 Section 9.03. Return of Certain Payments         68

ARTICLE X MISCELLANEOUS
Section 10.01. Notices.     69
Section 10.02. Waivers; Amendments.         70 Section 10.03. Expenses; Indemnity; Damage Waiver.     ~~70~~71 Section 10.04. Binding Power of the Credit Documents; Successors and Assigns.         72 Section 10.05. Survival.         75 Section 10.06. Counterparts; Effectiveness.         75 Section 10.07. Severability.         75 Section 10.08. Governing Law; Jurisdiction; Consent to Service of Process.         75 Section 10.09. WAIVER OF JURY TRIAL.         76
Section 10.10. Headings.         76 Section 10.11. Limited Recourse; No Petition.         76 Section 10.12. Confidentiality.     ~~77~~78 Section 10.13. Entire Agreement.         78 Section 10.14. Characterization of Conveyances Pursuant to each Sale Agreement.         78

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Exhibit 10.15.4
lesser of (x) $500,000,000 and (y) the then-current aggregate outstanding principal amount of the Equity Contributions multiplied by four (4).

(iv)If following the closing of a Permitted CLO, the Equity Contribution Amount is less than $10,000,000, the Equityholder hereby agrees, and shall be unconditionally obligated, to make Equity Contributions prior to the first date on which Warehouse Assets are settled following the closing date of such Permitted CLO, in an aggregate principal amount of at least the difference between (i) $10,000,000 and (ii) the Equity Contribution Amount.

(v)On or after December 29, 2022, at the direction of the Equityholder, the Equity Contributions may be repaid by the Borrower with amounts on deposit in the Custodial Account; provided that (A) such repayment may only occur once and (B) the amount of such repayment shall not exceed $140,000,000.

(c)Any Equity Contribution made pursuant to this Section 2.09 may be in the form of the contribution of Warehouse Assets by the Equityholder to the Borrower. The value of any such contribution shall be the Market Value. For the avoidance of doubt, any Warehouse Asset that is contributed by the Equityholder to the Borrower shall be subject to the terms of this Credit Agreement, including without limitation, the approval of the Administrative Agent in accordance with Section 2.03.

Section 2.10. Payments.

(a) Any and all payments made by the Borrower under the Credit Documents shall be made in U.S. dollars. Each party hereto agrees that the Available Amount and all such other amounts described in Article VI of the Security Agreement shall be applied in accordance with the priority of payments set forth in Article VI of the Security Agreement and otherwise in accordance with the Credit Documents. The Lenders, the Equityholder and the Administrative Agent hereby instruct the Collateral Agent to apply the Available Amount and all such other amounts described in Article VI of the Security Agreement in accordance with Article VI of the Security Agreement and otherwise in accordance with the Credit Documents.

Section 2.11. Increased Costs; Capital Adequacy.

(a)    If any Change in Law shall:

(i)impose, modify or deem applicable any reserve, special deposit, assessment, fee, tax, insurance charge, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any the Administrative Agent, any Lender or any Affiliate, participant, successor or assign thereof (each of which shall be an “Affected Party”);

(ii)impose on any Affected Party or the London interbank market (or any other market material to the calculation of the Benchmark in the relevant date of determination) any other condition, cost or expense (other than Excluded Taxes and

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